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                                                            Exhibit 10.17


                        SETTLEMENT AGREEMENT AND RELEASE

     This Settlement Agreement and Release (this "Agreement") is entered into by and between DLJ Capital Corporation 3000 Sand Hill Road, Bldg. 4, Suite 270, Menlo Park, CA 94025 (Attn: Keith Geeslin) ("DLJ Capital"), on behalf of itself and each constituent fund in the Sprout "A" Group of Funds identified on Exhibit A below, for each of which DLJ Capital serves as General Partner, Managing General Partner, General Partner of General Partner, or Parent Corporation of Sub-Manager, and each constituent fund in the Sprout "B" Group of Funds identified on Exhibit A below, for each of whom Keith Geeslin serves as General Partner, (all entities listed on Exhibit A collectively referred to as "Sprout"), on the one hand, and Claremont Technology Group, Inc., (Claremont), 1600 N.W. Compton Drive, Suite 210, Beaverton, Oregon 97006 (Attn: Paul Cosgrave) on the other.

     On December 5, 1995, Claremont's president, Paul Cosgrave, and Keith Geeslin, signing for the "Sprout Group", executed a Summary Term Sheet (the Summary Term Sheet). Disputes have arisen between the parties as to whether that Summary Term Sheet was binding. The parties wish to settle that dispute, and all other matters between them. Accordingly, the parties agree as follows:

1.   WARRANT AND WARRANT ADJUSTMENT AGREEMENTS.

     1.1 WARRANT. Claremont will issue the Common Stock Purchase Warrant in form attached hereto, with an effective issue date of May 20, 1996. Sprout confirms and accepts the terms of the Warrant, and directs that it be so issued.

     1.2 WARRANT ADJUSTMENT AGREEMENT. Claremont and DLJ Capital Corporation will enter into the Warrant Adjustment Agreement in form attached hereto (the Warrant Adjustment Agreement), effective May 20, 1996.

2.   RELEASE.

     2.1 CLAREMONT'S RELEASE OF SPROUT. Claremont hereby releases Sprout and DLJ Capital, and their respective shareholders, partners, investors, directors, employees, agents, attorneys, officers, funds associated with DLJ Capital, and assigns, from any and all claims, demands, damages, liabilities, costs, expenses, causes of action or causes of suit of whatsoever kind and nature arising before the date of this settlement, known and unknown, reserving only those rights Claremont retains under this Agreement or the Warrant and Warrant Adjustment Agreement.

     2.2 SPROUT'S RELEASE OF CLAREMONT. DLJ Capital, on its own behalf and on behalf of Sprout, hereby releases Claremont, its shareholders, partners, investors, officers, directors, employees, agents, attorneys, and assigns, from any and all claims, demands, damages, liabilities, costs, expenses, causes of action or causes of suit of whatsoever kind and nature arising before the date of this settlement, known and unknown, reserving only those rights DLJ Capital, on its own behalf and on behalf of Sprout, retains under this Agreement or under the accompanying Warrant and Warrant Adjustment Agreement.


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     2.3  STATEMENT OF INTENT TO WAIVE.  Each party after being advised by counsel intends to waive to the fullest extent permitted by law all rights and benefits it may have under section 1542 of the Civil Code of the State of California. Section 1542 reads as follows:

     A general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

3.   REPRESENTATIONS AND ACKNOWLEDGEMENTS OF PARTIES.

     3.1 CLAREMONT. Claremont represents and warrants to Sprout that Mr. Paul Cosgrave, as President of Claremont Technology Group, Inc., is fully authorized and empowered to execute and enter into this Agreement, and to cause to be issued the Warrants and to execute and bind the company to the Warrant Adjustment Agreement, and that all corporate actions necessary to grant that authority have been duly taken and approved by the Board of Directors of Claremont, and that Claremont intends to be bound hereby.

     3.2 SPROUT. Sprout represents and warrants to Claremont that it is the "Sprout Group" referred to in the Term Sheet of December 5, 1995; that Mr. Keith Geeslin, attorney in fact or General Partner, is fully authorized and empowered to execute and enter into this Settlement Agreement and Release and to execute the Warrant and the Warrant Adjustment Agreement, and that all corporate and partnership actions necessary to grant that authority have been duly taken and approved by the Board of Directors and partners of Sprout, and that Sprout intends to be bound hereby. Sprout further represents and warrants that the funds identified on Exhibit A who would have been investors in Claremont under the Summary Term Sheet have assigned or otherwise conveyed their claims under the original Summary Term Sheet to DLJ Capital Corporation and do hereby request that Claremont execute and issue the warrant in the name of DLJ Capital Corporation.

     3.3 BOTH PARTIES. Each party represents and acknowledges that this Settlement and Release Agreement is in settlement of disputed claims; that the parties hereto by entering into this settlement do not intend to admit to the merits of any claim hereby settled and in fact Claremont vigorously disputes all such claims.

4.   OTHER MATTERS.

     4.1 NON-WAIVER. A waiver of one or more breaches of any clause of this agreement shall not act to waive any other breach, whether of the same or different clauses.

     4.2 ASSIGNMENT. This agreement may not be assigned without the express written consent of each party, which consent will not be unreasonably withheld.

     4.3 GOVERNING LAW, JURISDICTION. This agreement is governed by the laws of the state of Oregon. Each party consents to service of process through the method prescribed for notice in this agreement.

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     4.4  ATTORNEYS' FEES.  The prevailing party in any suit, action, arbitration, or appeal filed or held concerning this agreement shall be entitled to reasonable attorneys' fees.

     4.5 INTEGRATION. This agreement, including all exhibits and attachments hereto, is the complete agreement between the parties as of the date hereof, and supersedes all prior agreements, written or oral. It may be modified only in writing signed by the original parties hereto, or by their successors or superiors in office.

     4.6 COUNTERPARTS, EXECUTION BY FAX. This agreement may be exercised in counterparts, all of which together shall constitute one original. Transmittal of signed copies by facsimile shall be treated as delivery of original executed copies of this Agreement, and the parties agree to be bound thereby.

DLJ CAPITAL CORPORATION, FOR ITSELF AND    CLAREMONT TECHNOLOGY GROUP, INC.
AS GENERAL PARTNER, MANAGING GENERAL
PARTNER, GENERAL PARTNER OF THE GENERAL
PARTNER, OR PARENT CORPORATION OF SUB-
MANAGER, AS THE CASE MAY BE,  OF EACH
ENTITY IN THE SPROUT "A" GROUP OF FUNDS,
AS IDENTIFIED ON EXHIBIT A, EXCEPT THOSE
SPECIFICALLY IDENTIFIED BELOW:


By:______________________________________  By:_________________________________
     Keith Geeslin, its                          Paul Cosgrave
     Attorney-in-Fact                            President
     May 20, 1996                                May 20, 1996


DLJ VENTURE CAPITAL FUND AND DLJ VENTURE
CAPITAL FUND II:



By:______________________________________
     Keith Geeslin, General Partner
     May 20, 1996

I, Terry Murphy, Corporate Secretary of Claremont Technology Group, Inc., do hereby certify that the foregoing settlement agreement and the issuance of the warrants it contemplates through the Warrant and Warrant Adjustment Agreement were approved by necessary majorities of the Board of Directors of Claremont Technology Group, Inc. at a meeting held for the purpose on May 19, 1996, by conference telephone.



_____________________________________________________
TERRY MURPHY, SECRETARY, CLAREMONT TECHNOLOGY GROUP, INC.


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                                    Exhibit A

                              SPROUT GROUP OF FUNDS

Sprout "A" Group of Funds:

Sprout Capital V
Sprout Technology Fund
Sprout Growth, L.P.
Sprout Capital VI, L.P.
Sprout Growth II, L.P.
ML Venture Partners II, L.P.
Sprout Capital VII, L.P.
Sprout CEO Fund, L.P.


Sprout "B" Group of Funds:

DLJ Venture Capital Fund, L.P.
DLJ Venture Capital Fund II, L.P.



5 - Settlement Agreement and Release